MERRILL LYNCH
CONNECTICUT
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report
January 31, 1997


Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Connecticut
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                            #18138 -- 1/97



Merrill Lynch Connecticut Municipal Bond Fund          January 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions. However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, our portfolio strategy reflected a decidedly more optimistic view toward the municipal bond market. We expected that the municipal bond market would continue to experience a strong technical position compared to the US Treasury market, which would therefore result in lower bond municipal interest rates. We continued to concentrate on sustaining an appealing level of tax-exempt income, and we partially restructured the Fund to seek to enhance its total return potential with the acquisition of high-quality securities.

Looking ahead, we expect the municipal bond market to continue to experience volatility within a narrow trading range with interest rates trending lower. Therefore, our investment strategy will continue to stress the purchase of quality current coupon bonds with extended call protection.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Connecticut
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WILLIAM R. BOCK
William R. Bock
Vice President and Portfolio Manager

March 11, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversion.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results
                                                                               12 Month      3 Month
                                             1/31/97    10/31/96   1/31/96     % Change     % Change
Class A Shares*                               $10.39     $10.42     $10.65       -2.44%       -0.29%
Class B Shares*                                10.38      10.41      10.64       -2.44        -0.29
Class C Shares*                                10.39      10.42      10.65       -2.44        -0.29
Class D Shares*                                10.39      10.42      10.65       -2.44        -0.29
Class A Shares -- Total Return*                                                  +3.12(1)     +1.13(2)
Class B Shares -- Total Return*                                                  +2.60(3)     +1.00(4)
Class C Shares -- Total Return*                                                  +2.50(5)     +0.98(6)
Class D Shares -- Total Return*                                                  +3.02(7)     +1.11(8)
Class A Shares -- Standardized 30-day Yield     4.90%
Class B Shares -- Standardized 30-day Yield     4.60%
Class C Shares -- Standardized 30-day Yield     4.50%
Class D Shares -- Standardized 30-day Yield     4.81%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.581 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.155 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.527 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.140 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.517 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.138 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.570 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.152 per share ordinary income dividends.





Performance Summary -- Class A Shares

                        Net Asset Value      Capital Gains
Period Covered       Beginning     Ending     Distributed     Dividends Paid*     % Change**
7/1/94 -- 12/31/94     $10.00       $9.62          --             $0.297           - 0.84%
1995                     9.62       10.64          --              0.600           +17.25
1996                    10.64       10.45          --              0.574           + 3.79
1/1/97 -- 1/31/97       10.45       10.39          --              0.040           - 0.10
                                                            Total $1.511
                                            Cumulative total return as of 1/31/97: +20.56%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.





Performance Summary -- Class B Shares

                        Net Asset Value      Capital Gains
Period Covered       Beginning     Ending     Distributed     Dividends Paid*     % Change**
7/1/94 -- 12/31/94     $10.00     $9.62            --            $0.271            - 1.10%
1995                     9.62     10.64            --             0.549            +16.67
1996                    10.64     10.44            --             0.521            + 3.17
1/1/97 -- 1/31/97       10.44     10.38            --             0.037            - 0.14
                                                           Total $1.378
                                            Cumulative total return as of 1/31/97: +18.87%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class C Shares

                        Net Asset Value      Capital Gains
Period Covered       Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94   $9.82        $9.62          --             $0.107           - 0.93%
1995                    9.62        10.65          --              0.539           +16.66
1996                   10.65        10.45          --              0.511           + 3.07
1/1/97 -- 1/31/97      10.45        10.39          --              0.036           - 0.15
                                                            Total $1.193
                                            Cumulative total return as of 1/31/97: +18.94%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance Summary -- Class D Shares

                        Net Asset Value      Capital Gains
Period Covered       Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94   $9.82        $9.62          --             $0.117           - 0.83%
1995                    9.62        10.64          --              0.590           +17.14
1996                   10.64        10.45          --              0.564           + 3.69
1/1/97 -- 1/31/97      10.45        10.39          --              0.040           - 0.11
                                                            Total $1.311
                                            Cumulative total return as of 1/31/97: +20.32%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                      % Return Without     % Return With
                        Sales Charge       Sales Charge**
Class A Shares*
Year Ended 12/31/96        +3.79%              -0.36%
Inception (7/1/94)
through 12/31/96           +7.80               +6.06

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                          % Return           % Return
                        Without CDSC        With CDSC**
Class B Shares*
Year Ended 12/31/96        +3.17%              -0.76%
Inception (7/1/94)
through 12/31/96           +7.22               +6.49

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                         % Return            % Return
                        Without CDSC        With CDSC**
Class C Shares*
Year Ended 12/31/96        +3.07%              +2.08%
Inception (10/21/94)
through 12/31/96           +8.30               +8.30

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                      % Return Without     % Return With
                        Sales Charge       Sales Charge**
Class D Shares*
Year Ended 12/31/96        +3.69%             -0.46%
Inception (10/21/94)
through 12/31/96           +8.85              +6.84

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Merrill Lynch Connecticut Municipal Bond Fund                                                                   January 31, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in Thousands)

  S&P     Moody's        Face                                                                                            Value
Ratings   Ratings       Amount                                    Issue                                                 (Note 1a)

Connecticut -- 94.5%
AA+       Aaa          $1,000  Connecticut State Clean Water Fund Revenue Bonds, 5.80% due 6/01/2016                      $1,010
AAA       Aaa           1,000  Connecticut State Development Authority, Governmental Lease Revenue Bonds, 6.60%
                               due 6/15/2014 (b)                                                                           1,100
                               Connecticut State Development Authority, PCR, Refunding (Connecticut Light & Power
                               Co. Project), VRDN (a):
A1+       VMIG1+          300  AMT, Series B, 3.45% due 9/01/2028                                                            300
A1+       VMIG1+        1,200  Series A, 3.55% due 9/01/2028                                                               1,200
AA-       A1            2,000  Connecticut State Development Authority Revenue Bonds (General Fund), Series A,
                               6.375% due 10/15/2024                                                                       2,121
AAA       Aaa           1,500  Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue Bonds
                               (Pfizer Inc. Project), AMT, 7% due 7/01/2025                                                1,706
                               Connecticut State Development Authority, Water Facility Revenue Refunding Bonds
                               (Bridgeport Hydraulic Co.):
A+        NR*           1,250  AMT, 6.15% due 4/01/2035                                                                    1,258
A+        NR*           1,000  AMT, 6% due 9/01/2036                                                                         988
AAA       Aaa           1,000  Refunding, Series A, 6.05% due 3/01/2029 (b)                                                1,031
AAA       Aaa           1,890  Refunding, Series B, 5.50% due 6/01/2028 (b)                                                1,806
AA-       Aa            1,000  Connecticut State, GO, Series A, 5.50% due 5/15/2014                                          998
                               Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program):
AA        Aa            1,000  AMT, Series A, Sub-Series A-2, 6.20% due 11/15/2022                                         1,006
AA        Aa              985  AMT, Series A, Sub-Series A-2, 6.50% due 5/15/2027                                          1,006
AA        Aa            1,500  AMT, Series D, Sub-Series D-2, 6.90% due 5/15/2020                                          1,570
AA        Aa            2,395  Series B, 6.75% due 11/15/2023                                                              2,505
AAA       Aaa           2,395  Series B, 6.75% due 11/15/2023 (b)                                                          2,505
AA        Aa            1,200  Series C-1, 6.30% due 11/15/2017                                                            1,236
                               Connecticut State Health and Educational Facilities Authority Revenue Bonds:
AAA       Aaa           1,000  (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                                   1,075
AAA       Aaa           2,000  (Choate Rosemary Hall), Series A, 7% due 7/01/2025 (b)                                      2,235
AAA       Aaa           1,000  (Loomis Chaffee School Project), Series B, 6% due 7/01/2025 (b)                             1,030
AAA       Aaa           1,400  (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                          1,477
AA-       A1            2,000  (Nursing Home Program-AHF/Hartford), 7.125% due 11/01/2024                                  2,259
AA-       A1            1,000  Refunding (Nursing Home Program-3030 Fairfield Park Health Center Project),
                               6% due 11/01/2015                                                                           1,020
BBB-      Baa3          1,000  Refunding (Sacred Heart University), Series C, 6.625% due 7/01/2026                         1,034
AAA       Aaa             900  Refunding (Trinity College), Series D, 6.125% due 7/01/2024 (c)                               933
BBB-      NR*           1,000  (University of New Haven), Series D, 6% due 7/01/2006                                       1,012
BBB-      NR*             500  (University of New Haven), Series D, 6.625% due 7/01/2016                                     510
AAA       Aaa           1,000  (Yale-New Haven Hospital), Series G, 6.50% due 7/01/2012 (b)                                1,069
AAA       Aaa           1,000  (Yale-New Haven Hospital), Series H, 5.70% due 7/01/2025 (b)                                  990
NR*       A1              755  Connecticut State Higher Education, Supplemental Loan Authority Revenue Bonds
                               (Family Education Loan Program), AMT, Series A, 6.40% due 11/15/2014                          782
NR*       NR*           1,000  Connecticut State Regional Learning Educational Service Center Revenue Bonds
                               (Office/Education Center Facility), 7.75% due 2/01/2015                                     1,102
AA-       Baa1          1,000  Connecticut State Resource Recovery Authority Revenue Bonds (American Refuse Fuel),
                               AMT, Series A, 8% due 11/15/2015                                                            1,078
                               Connecticut State Special Tax Obligation Revenue Bonds (Transportation Infrastructure):
AA-       A1            1,000  Series B, 6.125% due 9/01/2012                                                              1,081
A1+       VMIG1+        1,000  VRDN, Second Lien, Series 1, 3.50% due 12/01/2010 (a)                                       1,000
AAA       Aaa           1,000  East Haven, Connecticut, GO, UT, 5.50% due 9/01/2014 (c)                                      996
AAA       Aaa             500  Hartford, Connecticut, GO, UT, 5.75% due 10/01/2015 (c)                                       505
NR*       Aaa             400  New Canaan, Connecticut, GO, UT, 5.50% due 2/01/2015                                          402

Puerto Rico -- 6.6%
A1+       VMIG1+        1,400  Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN, 3.20%
                               due 12/01/2015 (a)                                                                          1,400
A1+       VMIG1+          100  Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                               Bonds, VRDN, Series X, 3.20% due 7/01/1999 (a)                                                100
AA        Aa3           1,500  Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities,
                               Financing Authority Revenue Bonds (Motorola Inc. Project), Series A, 6.75% due 1/01/2014    1,641

Total Investments (Cost -- $45,499) -- 101.1%                                                                             48,077

Liabilities in Excess of Other Assets -- (1.1%)                                                                             (523)
                                                                                                                        --------
Net Assets -- 100.0%                                                                                                     $47,554
                                                                                                                        ========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at January 31, 1997.
(b) MBIA Insured.
(c) FGIC Insured.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Connecticut
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
GO   General Obligation Bonds
HFA  Housing Finance Agency
PCR  Pollution Control Revenue Bonds
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997

Assets:             Investments, at value (identified cost -- $45,498,673)(Note 1a)                             $48,076,714
                    Cash                                                                                             52,303
                    Receivables:
                    Interest                                                                       $557,617
                    Securities sold                                                                 228,282
                    Beneficial interest sold                                                          7,166         793,065
                                                                                               ------------
                    Deferred organization expenses (Note 1e)                                                         21,316
                    Prepaid registration fees and other assets (Note 1e)                                              5,020
                                                                                                               ------------
                    Total assets                                                                                 48,948,418
                                                                                                               ------------

Liabilities:        Payables:
                    Securities purchased                                                          1,250,000
                    Beneficial interest redeemed                                                     51,063
                    Dividends to shareholders (Note 1f)                                              38,595
                    Distributor (Note 2)                                                             16,313
                    Investment adviser (Note 2)                                                       4,077       1,360,048
                                                                                               ------------
                    Accrued expenses and other liabilities                                                           34,859
                                                                                                               ------------
                    Total liabilities                                                                             1,394,907
                                                                                                               ------------

Net Assets:         Net assets                                                                                  $47,553,511
                                                                                                               ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:         shares authorized                                                                               $78,123
                    Class B Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                               333,570
                    Class C Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                18,351
                    Class D Shares of beneficial interest, $.10 par value, unlimited number of
                    shares authorized                                                                                27,858
                    Paid-in capital in excess of par                                                             45,623,518
                    Accumulated realized capital losses on investments -- net (Note 5)                           (1,105,950)
                    Unrealized appreciation on investments -- net                                                 2,578,041
                                                                                                               ------------
                    Net assets                                                                                  $47,553,511
                                                                                                               ============

Net Asset Value:    Class A -- Based on net assets of $8,113,375 and 781,233 shares of
                    beneficial interest outstanding                                                                  $10.39
                                                                                                               ============
                    Class B -- Based on net assets of $34,639,742 and 3,335,695 shares of
                    beneficial interest outstanding                                                                  $10.38
                                                                                                               ============
                    Class C -- Based on net assets of $1,906,846 and 183,507 shares of
                    beneficial interest outstanding                                                                  $10.39
                                                                                                               ============
                    Class D -- Based on net assets of $2,893,548 and 278,579 shares of
                    beneficial interest outstanding                                                                  $10.39
                                                                                                               ============

                    See Notes to Financial Statements.





Statement of Operations
                                                                                                     For the Six Months Ended
                                                                                                             January 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                     $1,362,957
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                              $127,227
                      Account maintenance and distribution fees -- Class B (Note 2)                    84,027
                      Professional fees                                                                26,964
                      Accounting services (Note 2)                                                     19,644
                      Printing and shareholder reports                                                 18,353
                      Transfer agent fees -- Class B (Note 2)                                           6,254
                      Account maintenance and distribution fees -- Class C (Note 2)                     5,496
                      Registration fees (Note 1e)                                                       4,286
                      Amortization of organization expenses (Note 1e)                                   3,644
                      Pricing fees                                                                      2,096
                      Account maintenance fees -- Class D (Note 2)                                      1,424
                      Transfer agent fees -- Class A (Note 2)                                           1,194
                      Trustees' fees and expenses                                                       1,104
                      Custodian fees                                                                    1,003
                      Transfer agent fees -- Class D (Note 2)                                             426
                      Transfer agent fees -- Class C (Note 2)                                             348
                      Other                                                                               906
                                                                                                 ------------
                      Total expenses before reimbursment                                              304,396
                      Reimbursement of expenses (Note 2)                                             (123,149)
                                                                                                 ------------
                      Total expenses after reimbursement                                                              181,247
                                                                                                                 ------------
                      Investment income -- net                                                                      1,181,710
                                                                                                                 ------------

Realized &            Realized loss on investments -- net                                                             (34,822)
Unrealized            Change in unrealized appreciation on investments -- net                                         418,841
Gain (Loss) on                                                                                                   ------------
Investments -- Net    Net Increase in Net Assets Resulting from Operations                                         $1,565,729
(Notes 1b, 1d & 3):                                                                                              ============

                      See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                   For the Six        For the
                                                                                                  Months Ended      Year Ended
                                                                                                   January 31,        July 31,
Increase (Decrease) in Net Assets:                                                                    1997             1996

Operations:           Investment income -- net                                                     $1,181,710      $2,082,774
                      Realized loss on investments -- net                                             (34,822)       (336,579)
                      Change in unrealized appreciation on investments -- net                         418,841         453,596
                                                                                                 ------------    ------------
                      Net increase in net assets resulting from operations                          1,565,729       2,199,791
                                                                                                 ------------    ------------

Dividends to          Investment income -- net:
Shareholders          Class A                                                                        (219,559)       (408,628)
(Note 1f):            Class B                                                                        (840,274)     (1,511,028)
                      Class C                                                                         (44,867)        (66,587)
                      Class D                                                                         (77,010)        (96,531)
                                                                                                 ------------    ------------
                      Net decrease in net assets resulting from dividends to shareholders          (1,181,710)     (2,082,774)
                                                                                                 ------------    ------------

Beneficial Interest   Net increase in net assets derived from beneficial interest transactions      3,735,307       3,186,036
Transactions                                                                                     ------------    ------------
(Note 4):

Net Assets:           Total increase in net assets                                                  4,119,326       3,303,053
                      Beginning of period                                                          43,434,185      40,131,132
                                                                                                 ------------    ------------
                      End of period                                                               $47,553,511     $43,434,185
                                                                                                 ============    ============

                      See Notes to Financial Statements.





Financial Highlights
                                                                                        Class A
                                                                        For the                     For the Period
                                                                       Six Months                       July 1,
The following per share data and ratios have been derived                Ended        For the Year     1994+ to
from information provided in the financial statements.                  Jan. 31,     Ended July 31,     July 31,
                                                                          1997       1996      1995      1994
Increase (Decrease) in Net Asset Value:

Per Share           Net asset value, beginning of period                 $10.29     $10.23    $10.22    $10.00
Operating                                                                ------     ------    ------    ------
Performance:        Investment income -- net                                .29        .58       .60       .05
                    Realized and unrealized gain on investments -- net      .10        .06       .01       .22
                                                                         ------     ------    ------    ------
                    Total from investment operations                        .39        .64       .61       .27
                                                                         ------     ------    ------    ------
                    Less dividends and distributions:
                    Investment income -- net                               (.29)      (.58)     (.60)     (.05)
                    Realized gain on investments -- net                      --         --        --++      --
                                                                         ------     ------    ------    ------
                    Total dividends and distributions                      (.29)      (.58)     (.60)     (.05)
                                                                         ------     ------    ------    ------
                    Net asset value, end of period                       $10.39     $10.29    $10.23    $10.22
                                                                         ======     ======    ======    ======

Total Investment    Based on net asset value per share                     3.84%+++   6.37%     6.30%     2.68%+++
Return:**                                                                ======     ======    ======    ======

Ratios to Average   Expenses, net of reimbursement                          .38%*      .34%      .07%      .00%*
Net Assets:                                                              ======     ======    ======    ======
                    Expenses                                                .92%*      .98%     1.19%     1.54%*
                                                                         ======     ======    ======    ======
                    Investment income -- net                               5.51%*     5.58%     6.02%     5.48%*
                                                                         ======     ======    ======    ======

Supplemental        Net assets, end of period (in thousands)             $8,113     $7,589    $7,979    $6,557
Data:                                                                    ======     ======    ======    ======
                    Portfolio turnover                                    10.68%     57.58%    60.99%     3.07%
                                                                         ======     ======    ======    ======


                                                                                        Class B
                                                                        For the                     For the Period
                                                                       Six Months                       July 1,
The following per share data and ratios have been derived                Ended        For the Year     1994+ to
from information provided in the financial statements.                  Jan. 31,     Ended July 31,     July 31,
                                                                          1997       1996      1995      1994
Increase (Decrease) in Net Asset Value:

Per Share           Net asset value, beginning of period                 $10.29     $10.23    $10.22    $10.00
Operating                                                                ------     ------    ------    ------
Performance:        Investment income -- net                                .26        .53       .55       .04
                    Realized and unrealized gain on investments -- net      .09        .06       .01       .22
                                                                         ------     ------    ------    ------
                    Total from investment operations                        .35        .59       .56       .26
                                                                         ------     ------    ------    ------
                    Less dividends and distributions:
                    Investment income -- net                               (.26)      (.53)     (.55)     (.04)
                    Realized gain on investments -- net                      --         --      --++        --
                                                                         ------     ------    ------    ------
                    Total dividends and distributions                      (.26)      (.53)     (.55)     (.04)
                                                                         ------     ------    ------    ------
                    Net asset value, end of period                       $10.38     $10.29    $10.23    $10.22
                                                                         ======     ======    ======    ======

Total Investment    Based on net asset value per share                     3.47%+++   5.82%     5.77%     2.64%+++
Return:**                                                                ======     ======    ======    ======


Ratios to Average   Expenses, net of reimbursement                          .89%*      .85%      .58%      .50%*
Net Assets:                                                              ======     ======    ======    ======
                    Expenses                                               1.42%*     1.49%     1.70%     2.04%*
                                                                         ======     ======    ======    ======
                    Investment income -- net                               5.00%*     5.07%     5.51%     5.00%*
                                                                         ======     ======    ======    ======

Supplemental        Net assets, end of period (in thousands)            $34,640    $31,359   $30,265   $16,889
Data:                                                                    ======     ======    ======    ======
                    Portfolio turnover                                    10.68%     57.58%    60.99%     3.07%
                                                                         ======     ======    ======    ======
                    *   Annualized.
                    **  Total investment returns exclude the effect of sales loads.
                    +   Commencement of Operations.
                    ++  Amount is less than $.01 per share.
                    +++ Aggregate total investment return.

                    See Notes to Financial Statements.





Financial Highlights (concluded)

                                                                                   Class C                      Class D
                                                                         For the             For the   For the            For the
                                                                           Six     For the    Period     Six    For the    Period
                                                                          Months     Year    Oct. 21,   Months    Year    Oct. 21,
The following per share data and ratios have been derived                 Ended     Ended    1994+ to   Ended    Ended    1994+ to
from information provided in the financial statements.                   Jan. 31., July 31,   July 31, July 31,  July 31, July 31,
                                                                           1997      1996      1995      1997     1996      1995
Increase (Decrease) in Net Asset Value:

Per Share           Net asset value, beginning of period                $10.30    $10.24     $9.82    $10.29    $10.23     $9.82
Operating                                                               ------    ------    ------    ------    ------    ------
Performance:        Investment income -- net                               .26       .52       .42       .29       .57       .46
                    Realized and unrealized gain
                    on investments -- net                                  .09       .06       .42       .10       .06       .41
                                                                        ------    ------    ------    ------    ------    ------
                    Total from investment operations                       .35       .58       .84       .39       .63       .87
                                                                        ------    ------    ------    ------    ------    ------
                    Less dividends and distributions:
                    Investment income -- net                              (.26)     (.52)     (.42)     (.29)     (.57)     (.46)
                    Realized gain on investments -- net                     --        --        --++      --        --        --++
                                                                        ------    ------    ------    ------    ------    ------
                    Total dividends and distributions                     (.26)     (.52)     (.42)     (.29)     (.57)     (.46)
                                                                        ------    ------    ------    ------    ------    ------
                    Net asset value, end of period                      $10.39    $10.30    $10.24    $10.39    $10.29    $10.23
                                                                        ======    ======    ======    ======    ======    ======

Total Investment    Based on net asset value per share                    3.42%+++  5.72%     8.79%+++  3.79%+++  6.26%     9.10%+++
Return:**                                                               ======    ======    ======    ======    ======    ======


Ratios to           Expenses, net of reimbursement                         .99%*     .95%      .74%*     .48%*     .44%      .22%*
Average                                                                 ======    ======    ======    ======    ======    ======
Net Assets:         Expenses                                              1.53%*    1.58%     1.77%*    1.02%*    1.07%     1.27%*
                                                                        ======    ======    ======    ======    ======    ======
                    Investment income -- net                              4.90%*    4.96%     5.43%*    5.41%*    5.46%     5.96%*
                                                                        ======    ======    ======    ======    ======    ======

Supplemental        Net assets, end of period (in thousands)            $1,907    $1,829      $820    $2,894    $2,657    $1,067
Data:                                                                   ======    ======    ======    ======    ======    ======
                    Portfolio turnover                                   10.68%    57.58%    60.99%    10.68%    57.58%    60.99%
                                                                        ======    ======    ======    ======    ======    ======
                    *   Annualized.
                    **  Total investment returns exclude the effect of sales loads.
                    +   Commencement of Operations.
                    ++  Amount is less than $.01 per share.
                    +++ Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Connecticut Municipal Bond Fund          January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1997, FAM earned fees of $127,227, of which $123,149 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                Account      Distribution
            Maintenance Fee     Fee

Class B          0.25%         0.25%
Class C          0.25%         0.35%
Class D          0.10%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                  MLFD      MLPF&S

Class A           $583      $5,401
Class D           $579      $8,215

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $33,447 and $1,685 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended
January 31, 1997 were $7,084,850 and $4,616,695, respectively.

Net realized and unrealized gains (losses) as of January 31, 1997 were as follows:

                                 Realized      Unrealized
                                  Losses         Gains

Long-term investments           $(34,822)      $2,578,041
                                --------       ----------
Total                           $(34,822)      $2,578,041
                                ========       ==========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,578,041, all of which related to appreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $45,498,673.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $3,735,307 and $3,186,036 for the six months ended January 31, 1997 and the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                         Dollar
Ended January 31, 1997                   Shares           Amount

Shares sold                              41,015         $426,647
Shares issued to shareholders
in reinvestment of dividends             15,635          162,226
                                  -------------     ------------
Total issued                             56,650          588,873
Shares redeemed                         (12,756)        (132,238)
                                  -------------     ------------
Net increase                             43,894         $456,635
                                  =============     ============

Class A Shares For the Year                               Dollar
Ended July 31, 1996                      Shares           Amount

Shares sold                              81,137         $836,173
Shares issued to shareholders
in reinvestment of dividends             27,123          281,553
                                  -------------     ------------
Total issued                            108,260        1,117,726
Shares redeemed                        (150,587)      (1,552,126)
                                  -------------     ------------
Net decrease                            (42,327)       $(434,400)
                                  =============     ============

Class B Shares for the Six Months                         Dollar
Ended January 31, 1997                   Shares           Amount

Shares sold                             486,346       $5,055,011
Shares issued to shareholders
in reinvestment of dividends             42,389          439,788
                                  -------------     ------------
Total issued                            528,735        5,494,799
Automatic conversion of shares           (1,697)         (17,634)
Shares redeemed                        (238,452)      (2,474,063)
                                  -------------     ------------
Net increase                            288,586       $3,003,102
                                  =============     ============

Class B Shares For the Year                               Dollar
Ended July 31, 1996                      Shares           Amount

Shares sold                           1,083,666      $11,283,985
Shares issued to shareholders
in reinvestment of dividends             80,168          831,005
                                  -------------     ------------
Total issued                          1,163,834       12,114,990
Automatic conversion of shares          (11,364)        (117,747)
Shares redeemed                      (1,062,427)     (10,982,309)
                                  -------------     ------------
Net increase                             90,043       $1,014,934
                                  =============     ============

Class C Shares for the Six Months                         Dollar
Ended January 31, 1997                   Shares           Amount

Shares sold                              38,147         $396,578
Shares issued to shareholders
in reinvestment of dividends              2,608           27,082
                                  -------------     ------------
Total issued                             40,755          423,660
Shares redeemed                         (34,929)        (360,554)
                                  -------------     ------------
Net increase                              5,826          $63,106
                                  =============     ============

Class C Shares for the Year                               Dollar
Ended July 31, 1996                      Shares           Amount

Shares sold                             106,625       $1,109,389
Shares issued to shareholders
in reinvestment of dividends              3,314           37,148
                                  -------------     ------------
Total issued                            109,939        1,146,537
Shares redeemed                         (12,331)        (128,277)
                                  -------------     ------------
Net increase                             97,608       $1,018,260
                                  =============     ============

Class D Shares for the Six Months                         Dollar
Ended January 31, 1997                   Shares           Amount

Shares sold                              43,366         $451,008
Automatic conversion
of shares                                 1,696           17,634
Shares issued to shareholders
in reinvestment of dividends              2,885           29,946
                                  -------------     ------------
Total issued                             47,947          498,588
Shares redeemed                         (27,522)        (286,124)
                                  -------------     ------------
Net increase                             20,425         $212,464
                                  =============     ============

Class D Shares for the Year                               Dollar
Ended July 31, 1996                      Shares           Amount

Shares sold                             159,356       $1,647,385
Automatic conversion
of shares                                11,364          117,747
Shares issued to shareholders
in reinvestment of dividends              3,379           34,993
                                  -------------     ------------
Total issued                            174,099        1,800,125
Shares redeemed                         (20,252)        (212,883)
                                  -------------     ------------
Net increase                            153,847       $1,587,242
                                  =============     ============

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $455,000, of which $63,000 expires in 2003 and $392,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.